                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            HEITMAN SECURITIES TRUST
                (Name of Registrant as Specified In Its Charter)

                            HEITMAN SECURITIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

[FUND LOGO]

Dear Shareholder:

     On behalf of the Board of Trustees of Heitman Securities Trust, we are pleased to invite you to a special meeting of shareholders of the Heitman Real Estate Fund to be held on February 27, 1998. At the meeting you will be asked to approve a proposed reorganization in which the Fund would become part of the UAM
family of funds, which currently consists of      mutual funds with assets in
excess of $ billion. In the reorganization, your Fund shares will be exchanged for shares of a new portfolio series of UAM Funds Trust, the UAM/Heitman Real Estate Portfolio, that has been created for the purpose of continuing the Fund's operations following the reorganization.

     The reorganization will not alter the day-to-day management of the Fund's investments. Heitman/PRA Advisors will continue as the investment adviser under the overall supervision of the Board of Trustees of UAM Funds Trust. Dean Sotter, Timothy Pire and Randy Newsome will continue to have primary responsibility for managing the investment portfolio. The investment objective and policies of the UAM/Heitman Real Estate Portfolio will be substantially the same as those of the Fund.

     We believe that the reorganization will benefit the Fund's shareholders. In considering the proposed reorganization you should note the following:

        - Following the reorganization, shareholders are expected to experience lower operating expenses on a per share basis.

        - Chase Manhattan Bank and its affiliated companies, which have significant experience as a service provider to the mutual fund industry, will provide sub-transfer agency, sub-administrative, sub-fund accounting and sub-custody services to the UAM/Heitman Real Estate Portfolio.

        - The reorganization offers the potential for future expense reductions resulting from sharing fixed expenses across the larger asset base of the UAM family of funds.

        - Shareholders will gain access to a broader array of investor services provided by the UAM Funds, including exchange privileges offered to Institutional Class shareholders.

        - The reorganization will be tax-free for federal income tax purposes and no sales charge will be imposed in connection with the reorganization.

     We anticipate that the reorganization will take place on March 2, 1998. The attached Proxy Statement describes the proposed reorganization in detail. If you have any questions about the reorganization, please feel free to call us at 1-800-435-1405.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted.

                                          Sincerely,

                                          William L. Ramseyer
                                          Chairman and Chief Executive Officer

[FUND LOGO]                HEITMAN REAL ESTATE FUND,

                      A SERIES OF HEITMAN SECURITIES TRUST

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                            ------------------------

To the Shareholders:

     A meeting of shareholders of Heitman Securities Trust (the "Heitman Trust"), which consists of one investment portfolio, the Heitman Real Estate Fund (the "Fund"), will be held at [2:00 p.m.] on February 27, 1998, at the offices of Rodney Square Management Corporation, 1105 North Market Street, Wilmington, Delaware 19890-0001. The meeting will be held for the following purposes:

          1.  To approve an Agreement and Plan of Reorganization providing for
     (i) the transfer of all of the assets of the Fund to the UAM/Heitman Real Estate Portfolio (the "UAM Heitman Portfolio"), a newly-created series of UAM Funds Trust, in exchange for delivery to the Fund of shares of the UAM Heitman Portfolio (the "UAM Heitman Shares") and the assumption by the UAM Heitman Portfolio of the liabilities of the Fund; and (ii) the distribution of the UAM Heitman Shares to the shareholders of the Fund in liquidation of the Fund.

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on January 6, 1998, will be entitled to receive notice of and vote at the meeting.

                                          By Order of the Trustees


                                          Timothy J. Pire
                                          Secretary

Chicago, Illinois
January   , 1998

------------------------------------------------------------------------------
                      WE NEED YOUR PROXY VOTE IMMEDIATELY

YOUR VOTE IS IMPORTANT. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

------------------------------------------------------------------------------

[FUND LOGO]

                           HEITMAN REAL ESTATE FUND,

                      A SERIES OF HEITMAN SECURITIES TRUST

                                PROXY STATEMENT

                            MEETING OF SHAREHOLDERS

     This proxy statement is furnished in connection with a solicitation of proxies by the trustees of Heitman Securities Trust (the "Heitman Trust") to be used at a meeting (the "Meeting") of the shareholders of Heitman Real Estate Fund (the "Fund"), the sole investment portfolio of the Trust. At the Meeting, shareholders of the Fund will be asked to vote to approve a proposed Agreement and Plan of Reorganization between the Heitman Trust and UAM Funds Trust ("Proposal One"). The meeting will be held at [2:00 p.m.] on February 27, 1998, at the offices of Rodney Square Management Corporation ("Rodney Square"), 1105 North Market Street, Wilmington, Delaware 19890-0001. Shareholders of record at the close of business on January 6, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. Each share of the Fund is entitled to one vote. Shareholders of the Fund will vote together as a single class on Proposal One. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received prior to the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.
As of January 6, 1998, the Fund had an aggregate of        shares outstanding,
consisting of        Heitman/PRA Institutional Class shares and        Advisor
Class shares (together, the "Fund Shares").

     It is estimated that proxy materials will be mailed to shareholders of record on or about January 14, 1998. Copies of the Fund's annual report for the fiscal year ended December 31, 1996 were previously mailed to shareholders. Additional copies of the annual report and most recent semiannual report succeeding the annual report may be obtained by writing to the principal executive offices of the Fund at 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601, or by calling (800) 435-1405.

     The holders of 30% of the shares of the Fund entitled to vote outstanding at the close of business on the Record Date present in person or by proxy constitute a quorum for the Meeting. However, the approval of Proposal One will require the vote of a majority of the outstanding voting securities of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act")), which means the vote of the lesser of (i) 67% or more of the voting shares present at the Meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (ii) more than 50% of outstanding voting shares. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve Proposal One are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes then cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the further solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     Abstentions and "broker non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have, or choose not to exercise, discretionary power) will not be counted as voted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have the practical effect of a no vote for purposes of obtaining the requisite vote for approval of Proposal One.

                                  PROPOSAL ONE
                      AGREEMENT AND PLAN OF REORGANIZATION


SUMMARY OF THE PLAN OF REORGANIZATION

     At a meeting held on October 22, 1997, the Board of Trustees of the Heitman Trust approved the Agreement and Plan of Reorganization (the "Plan of Reorganization"), a copy of which is attached to this Proxy Statement as Exhibit
A. The Plan of Reorganization provides for a reorganization of the Fund (the "Reorganization") pursuant to which all of the assets of the Fund will be transferred to the UAM/Heitman Real Estate Portfolio, a newly-created portfolio series (the "UAM Heitman Portfolio") of UAM Funds Trust (the "UAM Trust"), in exchange for (i) delivery to the Fund by the UAM Trust of a number of UAM Institutional Class shares and UAM Advisor Class shares of the UAM Heitman Portfolio (together, the "UAM Heitman Shares"), equivalent to the number of Heitman Institutional Class shares and Advisor Class shares, respectively, outstanding immediately prior to the effective time of the Reorganization and
(ii) the assumption by the UAM Heitman Portfolio of all liabilities of the Fund. Immediately following this exchange, the Fund will distribute the UAM Heitman Shares to its shareholders in liquidation of the Fund. Each shareholder of the Fund will receive a number of UAM Heitman Shares of each class equal to the number of Fund Shares of the corresponding class of the Fund held by such shareholder immediately prior to the effective time of the Reorganization. The Reorganization will be effected at net asset value without the imposition of a sales charge. The effective time of the Reorganization will occur immediately prior to the opening of business on March 2, 1998, or such later date as the UAM Trust and the Heitman Trust may agree (the "Effective Time").

     The UAM Heitman Portfolio is being established solely for the purpose of effecting the Reorganization and has no prior operating history. The UAM Heitman Portfolio will have substantially the same investment objectives and policies as the Fund. The Reorganization will have no effect on the day-to-day management of the Fund's investments. After the Effective Time, the Fund's investment adviser, Heitman/PRA Advisors, will continue to serve as the investment adviser for the UAM Heitman Portfolio and the fees payable to Heitman/PRA Advisors for these services will remain the same. The persons that are primarily responsible for the day-to-day management of the Fund's investment portfolio will continue to act in the same capacity following the Reorganization. Following the Reorganization, the Trustees of the UAM Trust will be responsible for the overall supervision of the business and affairs of the UAM Heitman Portfolio. The UAM Trust intends to engage UAM Fund Services, Inc., Chase Global Funds Services Company and Chase Manhattan Bank N.A., the current service providers for the other portfolio series of the UAM Trust, to provide for administrative, transfer agency, and accounting and custody services to the UAM Heitman Portfolio.

     The obligations of the Heitman Trust and the UAM Trust under the Plan of Reorganization are subject to the satisfaction (or waiver prior to the Effective
Time) of various conditions, including approval of the Plan of Reorganization by shareholders of the Fund at the Meeting. The Plan of Reorganization may be amended, modified or supplemented in such manner as may be mutually agreed upon by the Heitman Trust and the UAM Trust. However, following the Meeting, no such amendment, modification or supplement may have the effect of changing the provision for determining the number of UAM Heitman Shares to be issued to the Fund shareholders without their further approval. The Plan of Reorganization may be terminated at any time prior to the Effective Time by affirmative vote of each of the Board of Trustees of the Heitman Trust and the Board of Trustees of the UAM Trust, notwithstanding the approval of the Plan of Reorganization by the shareholders of the Fund. Following the Effective Time, the Heitman Trust will be deregistered as an investment company under the 1940 Act and will be terminated under Massachusetts law. By approving the Reorganization, shareholders will also be agreeing to waive any investment restrictions which could be deemed to prohibit the Reorganization to the extent necessary to effect the Reorganization.

     The liquidation of the Fund and distribution of the UAM Heitman Portfolio shares to shareholders of the Fund will be accomplished by the establishment of shareholder accounts on the share records of the UAM Heitman Portfolio in the name of each such shareholder of the Fund, representing the respective number of full and fractional UAM Heitman Shares due such shareholder. All of the UAM Heitman Portfolio's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the UAM Heitman Portfolio at the price in effect as described in the UAM Heitman Portfolio's prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Fund's transfer agent. As of the Effective Time, each outstanding certificate which, prior to the Effective Time, represented shares of the Fund will be deemed for all purposes to evidence ownership of the number of UAM Heitman Shares issuable with respect thereto pursuant to the Reorganization. After the Effective Time, certificates originally representing Fund Shares will be rendered nonnegotiable. Upon special request and surrender of such certificates to UAM Fund Services, Inc. ("UAM Fund Services"), 211 Congress Street, Boston, Massachusetts 02110, as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of UAM Heitman Shares issuable with respect thereto. Each share of the UAM Heitman Portfolio issued in the Reorganization will be fully paid and nonassessable by the UAM Trust when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the UAM Trust may grant in its discretion.

     Heitman/PRA Advisors has agreed to pay all costs associated with holding the meeting and obtaining shareholder approval of the Reorganization, including the cost of preparing and mailing this Proxy Statement to shareholders and the cost of soliciting proxies. In addition to solicitation of proxies by mail, officers, regular employees or other representatives of Heitman/PRA Advisors or ACG Capital Corporation, the distributor of the Heitman Advisor Class shares, may also solicit proxies by telephone or telegram. The Heitman Trust may also retain a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies, the cost of which will be borne by Heitman/PRA Advisors.

     The Plan of Reorganization provides that the UAM Trust will indemnify each trustee of the Heitman Trust who is not an "interested person" of the Heitman Trust, as defined under the 1940 Act (the "Independent Trustees"), under substantially identical terms as the Heitman Trust Agreement. The Plan of Reorganization also provides that the Heitman Trust will procure a liability insurance policy providing insurance for such Trustees and for the UAM Trust with respect to any indemnification by the UAM Trust of such Trustees pursuant to the Plan of Reorganization the cost of which is estimated to be $80,000.

     All information in this Proxy Statement regarding the UAM Trust, the UAM Heitman Portfolio, their operations and the various agreements between the UAM Trust and its several service providers has been supplied by the UAM Trust and neither the Heitman Trust not any of its trustees or officers has independently verified the accuracy of such information.

REASONS FOR THE REORGANIZATION; BOARD CONSIDERATIONS

     The proposed Reorganization of the Fund with UAM Trust is the outcome of deliberations by the Board of Trustees dating to March 1997. In March 1997, Heitman/PRA Advisors recommended that the Trustees consider the benefits that would be realized by shareholders if the Fund were to be operated as a series of the UAM family of mutual funds. In response to this recommendation, the Independent Trustees requested that management outline a specific reorganization proposal for their consideration and, in connection therewith, that management provide the Independent Trustees with an analysis of the specific benefits to be realized by shareholders from the proposal. In addition, the Independent Trustees submitted to management a request for specific information concerning a variety of matters necessary to evaluate the proposal, including a comparison of the expenses of operating the Fund before and after the reorganization, information concerning the qualifications of the various service providers that would be responsible for providing administrative, accounting, transfer agency and custody services for the Fund, information concerning the structure and operations of the UAM family of funds and information concerning the qualifications of the individuals currently serving as trustees of the UAM Trust.

     In September 1997, after receiving a specific reorganization proposal from Heitman/PRA Advisors, the Independent Trustees met separately with independent counsel and Fund counsel to review the information provided by management and to consider the benefits of the proposed Reorganization. Following this meeting, the Independent Trustees met with management to discuss various factors bearing on the proposal. In addition, the Independent Trustees met with each of the existing trustees of the UAM Trust and obtained further information concerning their qualifications and the manner in which they oversee the operations of the UAM Trust. Following the meetings with management and the trustees of the UAM Trust, the Independent Trustees requested additional information from management and requested that an agreement and plan of reorganization be prepared and presented for consideration by the Board of Trustees of the Heitman Trust at the meeting of the Board to be held on October 22, 1997.

     Immediately prior to the October Board meeting, the Independent Trustees met separately with independent counsel and Fund counsel to review the information provided by management, including the terms of the proposed Plan of Reorganization, and to consider the effect on shareholders of the Fund of the proposed transaction. In the course of their review, the Independent Trustees considered the lower expenses on a per share basis that the Fund was projected to experience following the Reorganization as a result of lower aggregate fee rates for administrative, transfer agency, fund accounting and custody services. In addition, on a per share basis, the Fund is expected to bear lower fixed expenses for professional and trustee services as a result of operating as part of the UAM family of funds because these expenses will be shared among a larger asset base consisting of numerous funds. In addition, as one of many funds within the UAM family of funds after the Reorganization, the Fund could be expected to realize any additional cost benefits that result from sharing fixed expenses among a larger asset base to the extent the assets of other funds within the UAM family of funds increase. The Independent Trustees also considered the comparability of the quality of the services to be provided by UAM Fund Services and Chase Global Fund Services for administration, accounting, transfer agency and custody with the quality of the services currently being provided to the Heitman Trust by other organizations.

     In the course of their review, the Independent Trustees also considered the fact that Heitman/PRA Advisors would continue to serve as the investment adviser following the Reorganization and that the same individuals would continue to manage the Fund's investment portfolio. The Independent Trustees also considered the fact that the Reorganization will provide holders of the Heitman Institutional Class shares with the ability to exchange their shares for UAM Institutional Class shares of other portfolio series within the UAM family of funds and that similar exchange privileges may be made available to holders of the Heitman Advisor Class shares in the future. The Independent Trustees also considered the Fund's potential access as a result of the Reorganization to additional marketing opportunities with respect to the distribution of the UAM Institutional Class shares through UAM Fund Distributors. Finally, the Trustees noted that the Reorganization will not be a taxable event for federal income tax purposes and that Heitman/PRA Advisors has agreed to pay all costs associated with holding the meeting and obtaining shareholder approval of the Reorganization, including the cost of preparing and mailing this Proxy Statement to shareholders and the cost of soliciting proxies.

     After considering these and other factors, on October 22, 1997 the Board of Trustees unanimously voted to approve the Plan of Reorganization and authorized the officers of the Trust to submit the Plan of Reorganization to shareholders for consideration. The Board of Trustees recommends that shareholders of the Fund vote FOR Proposal One.

FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the Plan of Reorganization is subject to receipt of an opinion of Drinker, Biddle & Reath, L.L.P., counsel to the UAM Trust, that (i) the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; (ii) shareholders of the Fund will not realize any gain or loss for federal income tax purposes on the exchange of their Fund Shares for UAM Heitman Shares; (iii) the basis of the UAM Heitman Shares received by shareholders of the Fund will be the same as the basis of the Fund Shares exchanged therefor and (iv) the holding period of the UAM Heitman Shares received by shareholders of the Fund will include the holding period of the Fund Shares surrendered therefor, provided that the Fund Shares were held as a capital asset at the Effective Time. The UAM Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel.

COMPARATIVE OPERATING EXPENSES

     The following table provides a comparative analysis of the fees and expenses of each class of the Fund with the estimated fees and expenses of the corresponding class of the UAM Heitman Portfolio on a pro forma basis after giving effect to the proposed Reorganization. For these purposes, the average daily net assets of the Institutional Class and the Advisor Class are assumed to be $129 million and $80 million, respectively, for both the Fund and the UAM Heitman Portfolio. Other fees and expenses of the Fund are based on actual expenses of each class of the Fund for the 12-month period ended September 30, 1997; other fees and expenses of the UAM Heitman Portfolio are based on estimates, after giving effect to the Reorganization.

                                            INSTITUTIONAL CLASSES                ADVISOR CLASSES
                                         ----------------------------     -----------------------------
                                            HEITMAN      UAM HEITMAN         HEITMAN       UAM HEITMAN
                                         REAL HEITMAN     PORTFOLIO        REAL ESTATE      PORTFOLIO
                                             FUND         PRO FORMA           FUND          PRO FORMA
                                         -------------   ------------     -------------   -------------
ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net
assets)
     Management Fees...................       0.70%          0.70%             0.70%           0.70%
                                              ----           ----              ----            ----
     Rule 12b-1 Fees...................       None           None              0.25%           0.25%
     Other Expenses:
          Shareholder Servicing
            Expenses...................       None           None              0.25%           0.25%
          Other Fees and Expenses......       0.42%          0.25%             0.37%           0.25%
                                              ----           ----              ----            ----
          Total Other Expenses.........       0.42%          0.25%             0.64%           0.50%
                                              ----           ----              ----            ----
Total Fund Operating Expenses..........       1.14%          0.95%             1.59%           1.45%
                                              ====           ====              ====            ====

OBJECTIVES AND POLICIES

     The investment objectives of the UAM Heitman Portfolio and the Fund are identical; namely, to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. In addition, the UAM Heitman Portfolio will have substantially the same investment policies as the Fund. The investment policies differ in that: (1) the Fund may not invest more than 10% of its net assets in illiquid securities; the UAM Heitman Portfolio may not invest more than 15% of its net assets in illiquid securities; (2) the UAM Heitman Portfolio may not pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3 of its total assets at fair market value; the Fund may pledge all or any portion of its assets in connection with its ability to borrow up to 33% of its total assets for temporary administrative purposes.

CHANGE OF FUND SERVICE PROVIDERS

     Rodney Square, a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), currently provides administrative, accounting and transfer agency services to the Fund. WTC currently serves as custodian of the Fund's assets. Following the Reorganization, the UAM Portfolio will use the same service providers for administrative, fund accounting, dividend disbursing, transfer agency and custody services that are currently used by the other portfolio series of the UAM Trust. Based on estimates provided by the UAM Trust, the change in service providers will result in a reduction in the total operating expenses of the Fund on a per share basis following the Reorganization. UAM Fund Services will be responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agency services for the UAM Heitman Portfolio. Chase Global Funds Services Company ("Chase Global Fund Services"), an affiliate of The Chase Manhattan Bank, N.A. ("Chase"), will provide administrative, accounting, and transfer agency services to the UAM Trust with respect to the UAM Heitman Portfolio through a sub-contract with UAM Fund Services. The UAM Heitman Portfolio will pay UAM Fund Services a two-part monthly fee for its services which consists of (i) a portfolio specific fee which is retained by UAM Funds Services and (ii) a sub-administrative fee which UAM Fund Services in turn pays to Chase Global Funds Services. The sub-administrative fee is based on the combined assets of the portfolio series of the UAM Trust and UAM Funds, Inc. (the "UAM family of funds") and is then allocated to each portfolio series of the UAM Trust based on the relative net assets of each series. Fees are allocated among the portfolios of the UAM family of funds on the basis of their relative assets and are subject to a graduated minimum fee schedule per portfolio. Chase Global Funds Services is located at 73 Tremont Street, Boston, MA 02108. Chase will serve as the UAM Heitman Portfolio's custodian. As compensation for its services, Chase will receive a fee based on the average net assets of each class of the UAM Heitman Portfolio, plus a fee for each portfolio securities transaction. Chase is located at Four Chase MetroTech Center, Brooklyn, NY 11245.

     Price Waterhouse LLP currently serves as the Fund's independent accountants and will also serve as independent accountants of the UAM Heitman Portfolio. The Plan of Reorganization authorizes the Heitman Trust (in its capacity as the sole shareholder of the UAM Heitman Portfolio prior to the distribution of the UAM Heitman Shares) to ratify the selection of Price Waterhouse LLP as the UAM Portfolio's independent accountants.

MULTIPLE CLASS STRUCTURE; DISTRIBUTION ARRANGEMENTS

     The Fund offers two classes of shares, the Heitman Institutional Class shares and the Heitman Advisor Class shares. The Heitman Advisor Class shares are available only to investors purchasing directly from ACG Capital Corporation ("ACG") or through brokers and dealers that have entered into sales agreements with ACG and registered investment advisers and other service organizations that have entered into shareholder servicing agreements with the Fund. The purchase price for the Heitman Advisor Class shares is the per share net asset value plus the applicable sales charge, next determined after the order is received. Heitman Advisor Class shares may also be purchased without a sales charge as described in the prospectus for such class. The Heitman Institutional Class shares may be purchased directly from Rodney Square Distributors, Inc. ("RSD") at the net asset value next determined after receipt of the order by Rodney Square and after acceptance by RSD. There is no sales load in connection with the purchase of Heitman Institutional Class shares.

     The UAM Heitman Portfolio will issue two classes of shares: the UAM Institutional Class shares and the UAM Advisor Class shares. The UAM Institutional Class shares and UAM Advisor Class shares will have identical arrangements with respect to the imposition of initial sales charges and distribution and service fees as the corresponding class of shares of the Fund. The UAM Heitman Portfolio will be subject to the same procedures with respect to minimum account size as the Fund. UAM Advisor Class shares of other mutual funds in the UAM family of funds are not currently offered. The UAM family of funds currently offers an Institutional Service Class of shares and may offer one or more additional classes of shares without further action by shareholders.

     RSD provides distribution services to the Fund with respect to the Heitman Institutional Class shares of the Fund. RSD receives no compensation from the Fund for its services. Upon the consummation of the Reorganization, UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110 ("UAM Fund Distributors"), will act as distributor of the UAM Institutional Class shares. UAM Fund Distributors will not receive any fees or other compensation from the UAM Heitman Portfolio for such services.

     The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Heitman Distribution Plan") under the 1940 Act. Pursuant to the provisions of the Heitman Distribution Plan and a related distribution agreement, ACG provides distribution services to the Fund with respect to the Heitman Advisor Class shares. In connection with the services to be provided by ACG, ACG receives from the Fund an amount equal to an annual rate of .25% of the average daily value of net assets represented by the Advisor Class shares. The UAM Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "UAM Distribution Plan") which is similar to the Heitman Distribution Plan and approved a distribution agreement with ACG on substantially identical terms and conditions as the current distribution agreement with ACG. The Plan of Reorganization authorizes the Heitman Trust (in its capacity as the sole shareholder of the UAM Heitman Portfolio prior to the distribution of the UAM Heitman Shares) to adopt the UAM Distribution Plan.

     The Heitman Trust has also adopted a Shareholder Servicing Plan with respect to the Heitman Advisor Class shares (the "Heitman Shareholder Servicing Plan"). Pursuant to the Heitman Shareholder Servicing

Plan, the Heitman Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to service organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of Heitman Advisor Class shares owned by shareholders with whom the service organization has a servicing relationship. The Heitman Trust has also agreed to pay certain service organizations that maintain omnibus shareholder accounts an additional amount equal to the savings realized by the Fund from lower transfer agency costs attributable to the omnibus account arrangements. The UAM Trust has adopted a shareholder servicing plan (the "UAM Shareholder Servicing Plan") which is similar to the Heitman Shareholder Servicing Plan and intends to enter into substantially identical contracts with the service organizations that currently have contracts with the Heitman Trust. The Plan of Reorganization authorizes the Heitman Trust (in its capacity as the sole shareholder of the UAM Heitman Portfolio prior to the distribution of the UAM Heitman Shares) to adopt the UAM Shareholder Servicing Plan.

SHAREHOLDER SERVICES

     Following the Effective Time, holders of the UAM Institutional Class shares may exchange their shares for shares of the corresponding UAM Institutional Class shares of other portfolio series within the UAM family of funds. Shareholders of the UAM Advisor Class shares will not have any exchange privileges immediately following the Reorganization, although the UAM Trust may offer such privileges in the future. UAM Institutional Class shareholders of other portfolio series of the UAM Funds may similarly exchange their shares for UAM Institutional Class shares.

     The UAM Heitman Portfolio will offer the same redemption features as the Fund, including the acceptance of redemption requests by mail or telephone provided that applicable conditions are met. Any request to redeem shares of the Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the UAM Heitman Portfolio.

DIVIDENDS AND DISTRIBUTIONS

     The UAM Heitman Portfolio will have the same dividend and distribution policy as the Fund. The Fund's policy is to declare and distribute dividends consisting of substantially all of the Fund's net investment income quarterly and to distribute dividends of short-term capital gains, if any, annually. Net capital gains will be declared and distributed annually. After the Effective Time, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the UAM Heitman Portfolio and those shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the UAM Heitman Portfolio. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the UAM Heitman Portfolio in effect on the Record Date.

ADVISORY ARRANGEMENTS

     Heitman/PRA Advisors, the Fund's current investment adviser, will continue to serve as the investment adviser of the UAM Heitman Portfolio following the Reorganization. Heitman/PRA Advisors is a registered investment adviser under
the Investment Advisers Act of 1940, as amended. As of                , 1997,
Heitman/PRA Advisors managed investment portfolios of publicly traded REITs
totaling approximately $          million. Heitman/PRA Advisors is a wholly
owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly owned subsidiary of United Asset Management Corporation. Established in 1913, Heitman is one of the nation's largest institutional real estate advisers with over real estate professionals in 92 offices throughout the United States,
currently managing $          billion in real estate.

     Heitman/PRA Advisors serves as investment advisor to the Fund pursuant to an current investment management agreement by and between the Heitman Trust and Heitman/PRA Advisors, Inc. dated January 31, 1995 (the "Heitman Advisory Agreement"). The Heitman Advisory Agreement was last approved by the Board of Trustees of Heitman Trust, including the Independent Trustees on March 10, 1997.

At a meeting of the UAM Trustees on September 9, 1997, a majority of the Trustees of the UAM Trust, including a majority of the independent Trustees, approved an agreement (the "UAM Advisory Agreement"), with Heitman/PRA Advisors under which Heitman/PRA Advisors will be responsible for providing substantially the same services to the UAM Heitman Portfolio that it now provides to the Fund under the Heitman Advisory Agreement. Under both the Heitman Advisory Agreement and the UAM Advisory Agreement, Heitman/PRA Advisors is entitled to an advisory fee at an annual rate equal to 0.75% of the first $100 million of the average daily net assets of the Fund and 0.65% of the average daily net assets of the Fund in excess of $100 million.

     The Heitman Advisory Agreement provides that Heitman/PRA will pay or reimburse the Fund if the total expenses of the Fund for any fiscal year exceed
(i) 1.75% of the first $50 million of the Fund's average net assets and (ii) 1.50% of the Fund's average net assets in excess of $50 million. The Heitman Advisory Agreement also provides that the advisory fee paid to Heitman/PRA Advisors will be reduced by the excess of certain defined operating expenses of the Fund (including such advisory fee) for any fiscal year over the limits set by applicable regulations in states where the Fund's shares are registered or qualified for sale. Such fee limitation provisions did not result in any reduction in the advisory fees payable by the Fund during the fiscal year ended December 31, 1996. The UAM Advisory Agreement does not contain comparable fee limitation provisions.

     The UAM Advisory Agreement and the Heitman Advisory Agreement are terminable on 60 days' notice to Heitman/PRA Advisors. The UAM Advisory Agreement provides that Heitman/PRA Advisors may terminate the agreement on 90 days' notice to the UAM Heitman Portfolio. The Heitman Advisory Agreement provides for termination by Heitman/PRA Advisors on not more than 60 days' notice to the Fund.

     The Plan of Reorganization authorizes the Fund (as the sole shareholder of the UAM Heitman Portfolio prior to the distribution of the UAM Heitman Shares to Fund shareholders) to approve the UAM Advisory Agreement.

OTHER INFORMATION

     The following is a summary of certain differences between Heitman Trust and the UAM Trust. Shareholders should refer directly to the trust agreements and provisions of Massachusetts and Delaware law for a more thorough comparison. Copies of the UAM Declaration of Trust and By-Laws are available to shareholders without charge upon written request to the UAM Trust at: UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02108-2798.

     General. The Heitman Trust and the UAM Trust are each open-end management investment companies registered under the 1940 Act. The UAM Trust is organized as a business trust under the laws of Delaware. The Heitman Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Heitman Trust is governed by a First Amended and Restated Master Trust Agreement (the "Heitman Trust Agreement") and By-laws and the UAM Trust by an Agreement and Declaration of Trust (the "UAM Trust Agreement", and together with the Heitman Trust Agreement, the "Trust Agreements") and By-Laws. The Trustees of the Heitman Trust are responsible for overall supervision of the business and affairs of the Fund. The Trustees of the UAM Trust are responsible for overall supervision of the business and affairs of the UAM Trust, including its multiple portfolio series. Certain biographical information regarding the Trustees of the UAM Trust is attached to this Proxy Statement as Exhibit B.

     Term of Trustees. The term of office of each Trustee of the Fund and UAM Trust is unlimited as to duration unless the Trustees themselves adopt a limited term. Assuming that the term remains of unlimited duration, a person serving as a Trustee of the Heitman Trust or the UAM Trust will continue as Trustee until the person resigns, dies or is removed by a written instrument signed by at least two-thirds of the Trustees. The Heitman Trust Agreement also provides for the removal of Trustees by vote of the shareholders holding not less than two-thirds of the shares then outstanding in person or by proxy at any meeting called for the purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding. Subject to the 1940 Act, vacancies on either Board may be filled by a majority of the Trustees remaining in office.

     Liability of Trustees. A Trustee of the Heitman Trust or the UAM Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Trust Agreements, Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Under Delaware law, shareholders are entitled to limitations on liability for actions of the business trust; under Massachusetts law, no such limitations exists. However, both of the Trust Agreements contain disclaimers of shareholder liability for acts or obligations of the respective Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the respective Trust or its Trustees. The Trust Agreements also provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the respective Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative, the Trust itself would be unable to meet its obligations and in the case of the UAM Trust, a court refuses to apply the limited liability provided by Delaware law.

     Voting. On each matter submitted to a vote of the shareholders of the Heitman Trust or the UAM Trust, each holder of a share of a portfolio series is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share outstanding in the shareholder's name on the books of the respective Trusts. Each Trust Agreement provides that the shares of all portfolio series and classes thereof vote together except (1) as to matters affecting only the interests of one or more of the series or classes, in which case only shares of the affected series or classes would be entitled to vote or
(2) when the 1940 Act requires that shares of a portfolio series or class vote separately.

     Liquidation or Dissolution. In the event of the liquidation or dissolution of a Trust, the shareholders of each portfolio series or class thereof are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to the series (or in the case of a class, belonging to a series and allocated to that class) over the liabilities belonging to the series or class. In either case, the assets so distributable to shareholders will be distributed among the shareholders in proportion to the number of shares of the series or class held by them and recorded on the books of the Trust. Under each Trust Agreement, any proposal to liquidate a particular series or class may be authorized by a vote of a majority of the Trustees then in office.

     Shareholder Meetings. Neither the Heitman Trust nor the UAM Trust are required to hold annual meetings of their shareholders. Special meetings of the Heitman Trust may be called upon written request of shareholders owning at least 10% of the outstanding shares. Under the 1940 Act, special meetings of the UAM Trust for the limited purpose of removing a Trustee may be called upon written request of shareholders owning at least 10% of the outstanding shares.

     Rights of Inspection. Shareholders of the Heitman Trust have the same rights to inspect the records, accounts and books of the Heitman Trust as are permitted shareholders of a Massachusetts corporation under the Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the articles, bylaws, stock records, and minutes of shareholder meetings. Shareholders of the UAM Trust have the same rights to inspect the records of the UAM Trust as are permitted stockholders of a Delaware corporation under Delaware law. Under Delaware law, a shareholder is entitled to inspect all books and records including stock records. In either jurisdiction a court may order discovery of all information relevant to a litigation claim.

INFORMATION ABOUT CERTAIN BENEFICIAL OWNERS

     As of January 6, 1998, the following shareholders were known to own beneficially more than 5% of the outstanding shares of the Fund:

                                                 NUMBER AND                NUMBER AND            PERCENTAGE
                                            PERCENTAGE OWNERSHIP           PERCENTAGE             OWNERSHIP
                                          OF HEITMAN INSTITUTIONAL        OWNERSHIP OF             OF ALL
           NAME AND ADDRESS                    INSTITUTIONAL             HEITMAN ADVISOR            FUND
                                               CLASS SHARES               CLASS SHARES             SHARES
--------------------------------------    ------------------------     -------------------       -----------
United Nations Joint Staff
  c/o Henry Louma
  Chief Investment Service
  United Nations Room S-0702
  New York, NY 10017

Charles Schwab & Company Inc.
  Reinvest Account
  Cash Account
  Special Custody Account FBO Cust.
  Attention Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104

Hawco
  c/o Hawaiian Trust Co.
  Client Mutual Funds 769
  P.O. Box 1930
  Honolulu HI 96805-1930

National Finance Securities
  For Exclusive Benefit of LCM
  5th Floor
  200 Liberty Street
  New York, NY 10281

FTC & Co.
  Attention DataLynx-House Account
  P.O. Box 173736
  Denver, CO 80217-3736

     As of January 6, 1998, the officers and trustees of the Heitman Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

                                 OTHER MATTERS

     The Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters with respect to the Fund properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     The Heitman Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Heitman Trust unless and until such time as less than a majority of the Trustees holding office have elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the Fund's proxy statement for subsequent shareholder meeting should send their written submissions to the principal executive offices of the Fund at 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601, Attention: Secretary.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

January   , 1998

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated as of                , 1997 (the
"Agreement") between HEITMAN SECURITIES TRUST, a Massachusetts business trust (the "Heitman Trust"), and UAM FUNDS TRUST, a Delaware business trust (the "UAM Trust").

     WHEREAS, the Heitman Trust was organized under Massachusetts law as a business trust and operates under a First Amended and Restated Master Trust Agreement dated February 28, 1995, as amended (the "Heitman Trust Agreement"). The Heitman Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the UAM Trust has been organized under Delaware law as a business trust under an Agreement and Declaration of Trust dated May 19, 1994 (the "UAM Trust Agreement"). The UAM Trust is an open-end, management investment company registered under the 1940 Act.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the reorganization of Heitman Real Estate Fund (the "Fund"), the sole series of the Heitman Trust which offers shares of beneficial interest of two classes, the Heitman/PRA Institutional Class (the "Heitman Institutional Class") and the Advisor Class (the "Heitman Advisor Class" and together with the Heitman Institutional Class, the "Acquired Fund Shares"), into the UAM/Heitman Real Estate Portfolio (the "UAM Heitman Portfolio"), a newly-created shell series of the UAM Trust which offers shares of beneficial interest of the UAM Heitman Institutional Class (the "UAM Institutional Class") and the UAM Heitman Advisor Class (the "UAM Advisor Class" and together with the UAM Institutional Class, the "UAM Heitman Shares") as follows:

     1. Plan of Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time of the Reorganization (as defined in Section 12), the Heitman Trust, on behalf of the Fund, shall transfer all of the assets of the Fund, and assign all of the Fund's liabilities, to the UAM Trust, on behalf of the UAM Heitman Portfolio, and the UAM Trust, on behalf of the UAM Heitman Portfolio, shall acquire all such assets, and shall assume all such liabilities of the Fund, in exchange for delivery to the Heitman Trust, on behalf of the Fund by the UAM Trust, on behalf of the UAM Heitman Portfolio, of a number of UAM Institutional Class Shares and UAM Advisor Class Shares (both full and fractional) equivalent to the number of Heitman Institutional Class Shares and Heitman Advisor Class Shares, respectively, outstanding immediately prior to the Effective Time of the Reorganization. Promptly after the Effective Time of the Reorganization, the Fund shall distribute such UAM Heitman Shares to the shareholders of the Fund. (The foregoing transactions are collectively referred to as the "Reorganization"). This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Assumption of Liabilities. All debts, liabilities, obligations and duties of the Fund existing at the Effective Time of the Reorganization, shall be assumed by the UAM Trust, on behalf of the UAM Heitman Portfolio, at the Effective Time of the Reorganization.

     3. Transfer of Assets. The assets of the Fund to be acquired by the UAM Trust on behalf of the UAM Heitman Portfolio and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund on the books of the Fund at the Effective Time of the Reorganization.

     4. Shareholder Actions. Immediately upon delivery to the Fund of the UAM Heitman Shares, the Fund, as the then sole shareholder of the UAM Heitman Portfolio, shall (i) approve an Investment Management Agreement (the "New Investment Management Agreement") between the UAM Trust, on behalf of the UAM Heitman Portfolio, and Heitman/PRA Advisors, Inc. ("Heitman/PRA"), (ii) approve a Plan of Distribution pursuant to Rule 12b-1 with respect to the UAM Advisor Class Shares, (iii) approve a Shareholder Servicing Plan with respect to the UAM Advisor Class Shares and (iv) ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

     5. Liquidation of the Fund. At the Effective Time of the Reorganization, the Fund will liquidate and the UAM Heitman Shares (both full and fractional) received by the Fund will be distributed to the shareholders of record as of the Effective Time of the Reorganization of the Fund in exchange for their respective Acquired Fund Shares. Each shareholder of the Fund shall receive a number of UAM Heitman Shares of the corresponding class equal to the number of Acquired Fund Shares of the particular class held by that shareholder at the Effective Time of the Reorganization. UAM Trust shall establish an open account on the share records of the UAM Heitman Portfolio in the name of each shareholder of the Fund and representing the respective number of UAM Heitman Shares of each class due such shareholder. At the Effective Time of the Reorganization, the net asset value per share of each class of the UAM Heitman Portfolio shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. As soon as practicable after the Effective Time of the Reorganization, the Heitman Trust shall take, in accordance with Massachusetts law, all steps as shall be necessary and proper to effect a complete dissolution and deregistration of the Heitman Trust.

     6. Representations, Warranties and Covenants of the UAM Trust. The UAM Trust represents and warrants to the Fund and the Heitman Trust as follows:

          (a) Organization Existence, etc. The UAM Trust is validly existing under the laws of the State of Delaware as a voluntary association with transferable shares of beneficial interest commonly known as a Delaware business trust, and at the Effective Time of the Reorganization the UAM Heitman Portfolio will have the power to carry on its business as set forth in its prospectus and statement of additional information.

          (b) Registration as an Investment Company. The UAM Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) Shares to be Issued Upon Reorganization. The UAM Heitman Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. There shall be no issued and outstanding UAM Heitman Shares or any other securities issued by the UAM Heitman Portfolio prior to the Effective Time of the Reorganization.

          (d) Authority Relative to this Agreement. The UAM Trust, on behalf of the UAM Heitman Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the UAM Trust's Board of Trustees, no other proceedings by the UAM Trust or the UAM Heitman Portfolio are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby and this Agreement constitutes a valid and binding obligation of the UAM Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors rights and to general principles of equity. The UAM Trust is not a party to or obligated under the UAM Trust Agreement, its by-laws, any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (e) Liabilities. There are no material liabilities of the UAM Trust, whether or not determined or determinable, otherwise than as previously disclosed to the Fund in writing. There are no liabilities of the UAM Trust of any kind for which the holders of the Acquired Fund Shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise.

          (f) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the UAM Trust, threatened which would adversely affect the UAM Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the UAM Heitman Portfolio.

          (g) Contracts. Except for this Agreement, the UAM Trust is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever specifically with respect to the UAM Heitman Portfolio.

          (h) Taxes. As of the Effective Time of the Reorganization, all Federal and other tax returns and reports of the UAM Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the UAM Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

          (i) Formation of UAM Heitman Portfolio. Prior to the Effective Time of the Reorganization, the UAM Trust shall take all steps necessary to cause the formation of the UAM Heitman Portfolio. The UAM Heitman Portfolio shall have substantially the same investment objective and policies, and the same investment adviser as the Fund.

          (j) Proxy Statement. The UAM Trust shall cooperate with all reasonable requests for information and other material by the Fund and the Fund's counsel in connection with the preparation of the Proxy Materials (as defined below) and related materials contemplated hereby. All information contained in the proxy statement to be supplied to shareholders of the Fund in connection with the Special Meeting that relates to the UAM Trust, the UAM Heitman Portfolio, the New Investment Management Agreement, agreements between the UAM Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Fund shareholders and other matters known primarily to UAM Trust (i) is true and correct in all material respects and (ii) will not contain at the time the Proxy Materials are mailed to Fund shareholders and at the Effective Time of the Reorganization any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (k) Regulatory Actions. UAM Trust, on behalf of the UAM Heitman Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order for the UAM Heitman Portfolio to commence operations at the Effective Time of the Reorganization, including, without limitation, to prepare and file a Post-Effective Amendment (the "Post-Effective Amendment") to the Registration Statement on Form N-1A of UAM Trust (the "Registration Statement") that includes a prospectus and statement of additional information for the UAM Heitman Portfolio.

     7. Representations, Warranties and Covenants of the Heitman Trust. The Heitman Trust represents and warrants to the UAM Trust as follows:

          (a) Organization, Existence, etc. The Heitman Trust is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly known as a "Massachusetts business trust" and has the power to carry on its business as set forth in the prospectus and statement of additional information of the Fund.

          (b) Registration as Investment Company. The Heitman Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Fund is a separate series of the Heitman Trust. All registration statements and filings required to be filed with any state securities commission has been filed and are effective.

          (c) Financial Statements. The financial statements of the Fund for the fiscal year ended December 31, 1996 (the "Fund Financial Statements") were audited by Price Waterhouse LLP, the Fund's independent accountants whose report dated February 14, 1997 expressed an unqualified opinion thereon.

          (d) Authority Relative to this Agreement. The Heitman Trust on behalf of the Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Heitman Trust's Board of Trustees, and, except for approval by the shareholders of the Fund, no other proceedings by the Heitman Trust or the Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby and this Agreement constitutes a valid and binding obligation of the Heitman Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relative to or affecting creditors rights and to general principles of equity. The Fund is not in material violation of, and the execution and the performance of this Agreement by the Heitman Trust for itself and on behalf of the Fund does not and will not (i) violate the Heitman Trust Agreement and By-laws, or (ii) result in a breach or violation of, or constitute a default under, any term of any material agreement or material instrument to which the Heitman Trust is a party or by which its properties or assets are bound, except as otherwise previously disclosed in writing to the UAM Trust.

          (e) Liabilities. There are no material liabilities of the Fund known to the Heitman Trust whether or not determined or determinable, other than liabilities disclosed or provided for in the Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 1996.

          (f) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Heitman Trust, threatened which would adversely affect the Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Fund.

          (g) Contracts.  Except for contracts and agreements disclosed on
     Schedule 7(g) hereto, under which no default exists, the Fund is not a party to or, as a series of Heitman Trust or otherwise, subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (h) Taxes. As of the Effective Time of the Reorganization, all Federal and other tax returns and reports of the Fund required by law to have been filed shall have been filed, and all taxes of the Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Heitman Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

          (i) Proxy Materials. The Heitman Trust has prepared or will prepare the notice of meeting, form of proxy and a proxy statement of the Fund relating to the Reorganization and the other transactions contemplated by this Agreement (the "Proxy Materials"). All information contained in the proxy statement to be supplied to shareholders of the Fund in connection with the Special Meeting that relates to the Heitman Trust, the Fund, the Investment Advisory Agreement between the Heitman Trust and Heitman/PRA Advisors, the agreements between the Heitman Trust and other service providers, and other matters known primarily to Heitman Trust (i) is true and correct in all material respects and (ii) will not contain at the time the proxy statement is mailed to Fund shareholders and at the Effective Time of the Reorganization any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     8. Conditions Precedent to Obligations of the Heitman Trust. The obligations of the Heitman Trust on behalf of the Fund to effectuate this Agreement shall be subject to the satisfaction (or waiver by the Heitman Trust prior to the Effective Time of the Reorganization) of the following conditions:

          (a) All representations and warranties of the UAM Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time of the Reorganization, with the same force and effect as if made on and as of the Effective Time of the Reorganization.

          (b) Heitman Trust shall have received an opinion of Drinker, Biddle & Reath, L.L.P., counsel to the UAM Trust (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Effective Time of the Reorganization, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to the Heitman Trust and the Fund, substantially to the effect that:

             (1) The UAM Trust is duly registered with the Securities and Exchange Commission ("SEC") under the 1940 Act as an open-end, management investment company, and such registration is in full force and effect;

             (2) the UAM Heitman Portfolio is a portfolio of the UAM Trust, which is a business trust duly created and operating pursuant to the UAM Trust Agreement, is validly existing and in good standing under the laws of the state of Delaware, and the UAM Trust Agreement directs the Trustees to manage the affairs of the UAM Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering the UAM Trust's business as described in the current prospectuses and statement of additional information of the UAM Trust;

             (3) this Agreement has been duly authorized, executed and delivered by UAM Trust on behalf of UAM Heitman Portfolio and, assuming due authorization, execution and delivery of this Agreement by the Heitman Trust on behalf of the Fund, is a valid and binding obligation of the UAM Trust enforceable against the UAM Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

             (4) the UAM Heitman Shares to be issued to the Fund's shareholders pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Fund has any preemptive rights to subscription or purchase in respect thereof.

     9. Conditions Precedent to Obligations of the UAM Trust. The obligations of the UAM Trust on behalf of the UAM Heitman Portfolio to effectuate this Agreement shall be subject to the satisfaction (or waiver by the UAM Trust prior to the Effective Time of the Reorganization) of the following conditions:

          (a) All representations and warranties of the Heitman Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time of the Reorganization, with the same force and effect as if made on and as of the Effective Time of the Reorganization.

          (b) The UAM Trust shall have received an opinion of Goodwin, Procter & Hoar LLP, counsel to the Heitman Trust (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Effective Time of the Reorganization, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to the UAM Trust and the UAM Heitman Portfolio, substantially to the effect that:

             (1) The Heitman Trust is duly registered with the SEC under the 1940 Act as an open-end, management investment company, and such registration is in full force and effect;

             (2) the Fund is a portfolio of the Heitman Trust, which is a business trust duly created and operating pursuant to the Heitman Trust Agreement, is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Heitman Trust Agreement directs the Trustees to manage the affairs of the Heitman Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering the Heitman Trust's business as described in the current prospectuses and statement of additional information of the Heitman Trust; and

             (3) this Agreement has been duly authorized, executed and delivered by the Heitman Trust on behalf of the Fund and, assuming due authorization, execution and delivery of this Agreement by the UAM Trust on behalf of the UAM Heitman Portfolio, is a valid and binding obligation of the Heitman Trust enforceable against the Heitman Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     10. Further Conditions Precedent to Obligations of the Heitman Trust and the UAM Trust. The obligations of the Heitman Trust and the UAM Trust to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) The Post-Effective Amendment and all other necessary state filings with respect to the UAM Heitman Portfolio shall have been filed with the SEC and all necessary state securities commissions and shall have become effective, and no stop order suspending the effectiveness the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC or any state securities commission (and not withdrawn or terminated).

          (b) The UAM Heitman Shares shall have been duly qualified for offering to the public in all states or jurisdictions of the United States where required to permit the transfer contemplated by this Agreement to be consummated.

          (c) The UAM Trust and the Heitman Trust shall have received an opinion of Drinker, Biddle & Reath, L.L.P. (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary) addressed to both parties on or before the Effective Time of the Reorganization substantially to the effect that for federal income tax purposes:

             (1) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code and the Fund and the UAM Heitman Portfolio will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

             (2) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to and assumption of the liabilities by the UAM Heitman Portfolio in exchange solely for shares of the UAM Heitman Portfolio pursuant to Section 361(a) and Section 357(a) of the Code.

             (3) No gain or loss will be recognized by the UAM Heitman Portfolio upon the receipt by it of all of the assets of the Fund in exchange solely for shares of the UAM Heitman Portfolio pursuant to Section 1032(a) of the Code.

             (4) The basis of the assets of the Fund received by the UAM Heitman Portfolio will be the same as the basis of such assets to the Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

             (5) The holding period of the assets of the Fund received by the UAM Heitman Portfolio will include the period during which such assets were held by the Fund pursuant to Section 1223(2) of the Code.

             (6) No gain or loss will be recognized by the shareholders of the Fund upon the exchange of their shares in the Fund for shares of beneficial interest in the UAM Heitman Portfolio (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

             (7) The basis of the shares of the UAM Heitman Portfolio received by the shareholders of the Fund (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the Fund exchanged therefor pursuant to Section 358(a)(1) of the Code.

             (8) The holding period of the shares of the UAM Heitman Portfolio received by the shareholders of the Fund (including fractional shares to which they may be entitled) will include the holding period of the shares of the Fund surrendered in exchange therefor, provided that the shares of the Fund were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

             (9) The UAM Heitman Portfolio will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

          (d) This Agreement and the Reorganization contemplated hereby shall have been approved by the affirmative vote of holders of at least a majority of the outstanding shares of the Fund, as defined in the 1940 Act, entitled to vote at the special meeting (the "Special Meeting") called for such purpose.

          (e) A liability insurance policy (the "Trustee Insurance Policy") providing insurance for the Trustees of Heitman Trust who are not "interested persons" (within the meaning of the 1940 Act) of Heitman Trust (the "Heitman Independent Trustees") and for the UAM Trust with respect to any indemnification by the UAM Trust of the Heitman Independent Trustees pursuant to this Agreement satisfactory to the Heitman Trust and the Heitman Independent Trustees shall have been procured by the Heitman Trust on or before the Effective Time of the Reorganization, such policy to have an aggregate limit of liability of $5.0 million to be for a period of 5 years from the Effective Time of the Reorganization.

     At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by affirmative vote of each of the Boards of Trustees of the Heitman Trust and the UAM Trust.

     11.  Indemnification of Heitman Independent Trustees.

          (a) The UAM Trust shall indemnify (from the assets of the UAM Heitman Portfolio) each of the Heitman Independent Trustees (each such person hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Heitman Trust, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (x) a vote of a majority of a quorum of the trustees of the UAM Trust who are neither "interested persons" of the UAM Trust as defined in the 1940 Act nor parties to the proceeding ("Trustee Approval"), (y) an independent legal counsel in a written opinion ("Legal Opinion") or (z) a binding arbitration in accordance with the applicable rules of the American Arbitration Association before a single arbitrator selected in accordance with Section 12 of the American Arbitration Association Commercial Arbitration Rules with substantial business experience in the investment company industry and held in The Commonwealth of Massachusetts ("Arbitration").

          (b) Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the UAM Heitman Portfolio in advance of the final disposition of any such action, suit or proceeding, provided that (i) the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 11 and (ii) either (w) the Covered Person shall have provided security for such undertaking, (x) the UAM Trust shall be insured against losses arising by reason of any lawful advances or (y) a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (A) Trustee Approval, (B) Legal Opinion or (C) Arbitration.

          (c) As to any matter disposed of by a compromise payment by any such Covered Persons referred to in Section 11(a), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved by (A) Trustee Approval, (B) Legal Opinion or (C) Arbitration. Such approval by a Trustee Approval, a Legal Opinion, or an Arbitration shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          (d) At any time after notice of a claim for indemnification under this Agreement has been asserted by a Covered Person, such Covered Person or the UAM Trust may initiate Arbitration for determination of any matter relating to the parties' rights under Sections 11(a), (b) or (c) of this Agreement.

          (e) A Covered Person shall not be entitled to indemnification pursuant to this Section 11 with respect to any action, suit or other proceeding unless the Covered Person shall have promptly submitted a claim for recovery under the Trustee Insurance Policy with respect to such action, suit or other proceeding.

          (f) The right of indemnification provided by this Section 11 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Section 11, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened.

          (g) The UAM Trust agrees that in the event it or the UAM Heitman Portfolio is subsequently acquired by merger, acquisition or the sale of all or substantially all of its assets (each such event being a "Subsequent Merger"), or it reorganizes or changes its domicile (each such event being a "Subsequent Redomestication"), it will provide under the terms of such Subsequent Merger or Subsequent Redomestication that the indemnification provided for under this Section 11 shall continue in full force and effect. In the event that the UAM Trust enters into negotiation for a Subsequent Merger or Subsequent Redomestication, the UAM Trust shall promptly notify the Covered Person of such intended Subsequent Merger or Subsequent Redomestication.

     12. Effective Time of the Reorganization. The Reorganization shall be effective as of the close of business on March 2, 1998 or at such other time as fixed by the mutual consent of the parties (the "Effective Time of the Reorganization"). Prior to the Effective Time of the Reorganization, the Heitman Trust shall notify the shareholders of the Fund that the Reorganization and related transactions are occurring. Further, the Heitman Trust shall cause appropriate notice of such approval to be placed upon the Institutional Class and Advisor Class prospectuses.

     13. Termination. This Agreement and the transactions contemplated hereby, whether or not they have been approved by the shareholders of the Fund, may be terminated and abandoned:

          (a) by mutual written consent of the Heitman Trust and the UAM Trust, at any time prior to the Effective Time of the Reorganization;

          (b) by either the Heitman Trust or the UAM Trust, by notice to the other, without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a default or breach of this Agreement by such terminating party) if the Effective Time of the Reorganization shall not have occurred on or before June 30, 1998; or

          (c) by either the Heitman Trust or the UAM Trust, by notice to the other, without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a default or breach of this Agreement by such terminating party), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Effective Time of the Reorganization, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein or (iii) any other express condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     14. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of UAM Heitman Shares to be paid to the Fund shareholders under this Agreement to the detriment of the Fund shareholders without their further approval.

     15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     16.  Headings, Counterparts, Assignments.

          (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     17. Entire Agreement. This Agreement constitutes the entire agreement of the parties as to the subject matter hereof. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith, including without limitation the indemnification obligations of Section 11, shall survive the consummation of the transactions contemplated hereunder.

     18. Further Assurances. The UAM Trust and the Heitman Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     19.  Binding Nature of Agreement.

          (a) As provided in the Heitman Trust Agreement on file with the Secretary of the Commonwealth of Massachusetts, it is expressly agreed that the obligations of the Heitman Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Heitman Trust personally, but shall bind only the assets and property of the Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability upon any of them personally, but shall bind only the assets and property of the Fund.

          (b) As provided in the UAM Trust's Agreement and Declaration of Trust, it is expressly agreed that the obligations of the UAM Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the UAM Trust personally, but shall bind only the assets and property of the UAM Heitman Portfolio. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability upon any of them personally, but shall bind only the assets and property of the UAM Heitman Portfolio.

     20. Covenants of the Heitman Trust. The Heitman Trust shall deliver to the UAM Trust prior to noon on the first business day after the Effective Time of the Reorganization a statement of the Fund's assets and liabilities as of the close of business on the day prior to the Effective Time of the Reorganization as reflected on the books of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          HEITMAN SECURITIES TRUST on
                                          behalf of the HEITMAN REAL ESTATE
                                          FUND

                                          By:------------------------------
                                          Title:---------------------------

                                          UAM FUNDS TRUST on behalf of the
                                          UAM HEITMAN PORTFOLIO

                                          By:------------------------------
                                          Title:---------------------------

                                 SCHEDULE 7(g)

     Investment Advisory Contract between the Heitman Trust on behalf of the Fund and Heitman/PRA Advisors, Inc.

     Custody Agreement between the Heitman Trust on behalf of the Fund and Wilmington Trust Company.

     Administration Agreement between the Heitman Trust on behalf of the Fund and Rodney Square Management Corporation.

     Amended and Restated Accounting Services Agreement between Heitman Trust on behalf of the Fund and Rodney Square Management Corporation.

     Distribution Agreement between the Heitman Trust on behalf of the Advisor Class of the Fund and ACG Capital Corporation.

     Distribution Agreement between the Heitman Trust on behalf of the Institutional Class of the Fund and Rodney Square Distributors.

     Shareholder Servicing Agreements with parties listed on APPENDIX A with respect to the Advisor Class shares.

     Shareholder Servicing Agreements with the parties listed on APPENDIX B with respect to the Institutional Class shares.

     Operating Agreement between the Heitman Trust and Charles Schwab & Co., Inc., dated August 30, 1995, as amended.

     Institutional Services Agreement between the Heitman Trust and Charles Schwab & Co., Inc., dated August 30, 1995, as amended.

                                   EXHIBIT B

          INFORMATION REGARDING OFFICERS AND TRUSTEES OF THE UAM TRUST

     Information regarding the Trustees, including his or her position with the UAM Trust, is set forth in the table below.

John T. Bennett, Jr.            Trustee of the UAM Trust; President of Squam Investment
College Road-RFD 3              Management Company, Inc. and Great Island Investment Company,
Meredith, NH 03253              Meredith, NH 03253 Inc.; President of Bennett Management
Age 68                          Company from 1988 to 1993.

Philip D. English               Trustee of the UAM Trust; President and Chief Executive
16 West Madison Street          Officer of Broventure Company, Inc.; Chairman of the Board of
Baltimore, MD 21201             Chektec Corporation and Cyber Scientific, Inc.
Age 49

William A. Humenuk              Trustee of the UAM Trust; Partner in the Philadelphia office
4000 Bell Atlantic Tower        of the law firm Dechert Price & Rhoads; Director, Hofler
1717 Arch Street                Corp.
Philadelphia, PA 19103
Age 55

Norton H. Reamer*               Trustee, President and Chairman of the UAM Trust; President,
One International Place         Chief Executive Officer and a Director of United Asset
Boston, MA 02110                Management Corporation; Director, Partner or Trustee of each
Age 62                          of the Investment Companies of Eaton Vance Group of Mutual
                                Funds

Peter M. Whitman, Jr.*          Trustee of the UAM Trust; President and Chief Investment
One Financial Center            Officer of Dewey Square Investors Corporation ("DSI") since
Boston, MA 02111                1988; Director and Chief Executive Officer of H.T. Investors,
Age 54                          Inc. formerly a subsidiary of DSI.

Nancy J. Dunn                   Trustee of the UAM Trust; Vice President of Finance and
10 Garden Street                Administration and Treasurer of Radcliff College since 1991.
Cambridge, MA 02138
Age 46

Charles H. Salisbury, Jr.*      Trustee of the UAM Trust; Executive Vice President of United
One Financial Center            Asset Management Corporation; formerly an executive officer
Boston, MA 02110                and Director of T. Rowe Price and President and Chief
Age 57                          Investment Officer of T. Rowe Price Trust Company.

William H. Park*                Vice President of the UAM Trust; Executive Vice President and
One International Place         Chief Financial Officer of United Asset Management
Boston, MA 02110                Corporation.
Age 50

Gary L. French*                 Treasurer of the UAM Trust; President and Chief Executive
211 Congress Street             Officer of UAM Fund Services, Inc.; formerly Vice President
Boston, MA 02110                -- Operations Development and Control of Fidelity Investments
Age 46                          in 1995; Treasurer of the Fidelity Group of Funds from 1991 to 1995.

Michael E. DeFao*               Secretary of the UAM Trust, Vice President and General
211 Congress Street             Counsel to UAM Fund Services, Inc. and UAM Fund Distributors,
Boston, MA 02110                Inc.; Associate Attorney of Ropes & Gray (a law firm) from
Age 29                          1993 to 1995.

Robert R. Flaherty*             Assistant Treasurer of the UAM Trust; formerly Manager of
211 Congress Street             Fund Administration and Compliance of Chase Global Fund
Boston, MA 02110                Services Company from 1995 to 1996; Senior Manager of
Age 34                          Deloitte & Touche LLP from 1985 to 1995.

Karl O. Hartmann*               Assistant Secretary of the UAM Trust; Senior Vice President
73 Tremont Street               and General Counsel of Chase Global Funds Services Company.
Boston, MA 02108
Age 42

Gordon M. Shone*                Assistant Treasurer; Vice President of Fund Administration
73 Tremont Street               and Compliance of Chase Global Funds Services Company;
Boston, MA 02108                formerly Senior Audit Manager of Coopers & Lybrand LLP from
Age 41                          1983 to 1996.

---------------

* These people are deemed to be "interested persons" of the UAM Trust as that term is defined in the 1940 Act.

                           HEITMAN REAL ESTATE FUND,
                      A SERIES OF HEITMAN SECURITIES TRUST
                  MEETING OF SHAREHOLDERS - FEBRUARY 27, 1998

The undersigned shareholder of Heitman Real Estate Fund, a series of Heitman Securities Trust, hereby appoints William L. Ramseyer, Dean A. Sotter and Timothy J. Pire, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Heitman Real Estate Fund standing in the name of the undersigned at the close of business on January 6, 1998, at a Meeting of Shareholders to be held at Rodney Square Management Corporation, 1105 North Market Street, Wilmington, Delaware 19890-0001, commencing at [2:00 p.m.] on February 27, 1998, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the meeting. In their discretion, the proxies as appointed hereby are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY IS SOLICITED BY THE FUND'S TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.


===============================================================================
                      SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE
===============================================================================


===============================================================================
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
===============================================================================

                     HEITMAN REAL ESTATE FUND                                PLEASE MARK VOTES AS IN THIS EXAMPLE  [X]
          Your Trustees unanimously recommend a vote FOR the following proposal               For         Against         Abstain
       To approve an Agreement and Plan of Reorganization providing                           [ ]            [ ]             [ ]
       for (i) the transfer of all of the assets of the Heitman
       Real Estate Fund (the "Fund") to UAM/Heitman Real Estate
       Portfolio (the "UAM Heitman Portfolio"), a newly-created
       series of UAM Funds Trust, in exchange for shares of the UAM
       Heitman Portfolio (the "UAM Heitman Shares") and the
       assumption by the UAM Heitman Portfolio of the liabilities of the Fund and (ii) the distribution of the UAM Heitman
       Shares to the shareholders of the Fund in liquidation of the
       Fund.

Please be sure to sign and date this Proxy.   Date
                                                     -------------   -------------------------------   -------------------------
                                                                                                        Co-owner (if any) sign
                                                                     Shareholder sign here                       here

======================================  --------------------------------------
                                                 PLEASE ACT PROMPTLY
                                        SIGN, DATE & MAIL IN ENCLOSED ENVELOPE
                                                YOUR PROXY CARD TODAY

                                        No matter how many shares you own,
                                        your vote is important. A majority is
       Affix Mailing Label Here         required by law. Therefore, it is
                                        important that you vote NOW in order
                                        to avoid the unnecessary expense of
                                        another solicitation of proxies.
                                        Accordingly, please sign, date and
                                        mail your proxy card in the return
                                        envelope provided.
======================================  --------------------------------------